UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2013

WHY USA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30601	87-0390603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 S. Wayzata Boulevard, Suite 100, Minneapolis, MN	55405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 767-5037

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 15, 2013, WHY USA Financial Group, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP, (“Sherb”), that Sherb has combined its practice with RBSM LLP (the “Merger”) effective January 1, 2013.   As a result, Sherb effectively resigned as the Company’s independent registered public accounting firm and RBSM LLP became the Company's independent registered public accounting firm. The engagement of RBSM LLP as the Company’s independent registered public accounting firm was approved by the Board of Directors of the Company on May 29, 2013.

As previously disclosed on Form 8-K/A filed July 23, 2012, on July 10, 2012 (the “Engagement Date”), the Company engaged Sherb as its independent registered public accounting firm for the Company’s years ended December 31, 2009, 2010, and 2011. The engagement of Sherb as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

Although the completion of the audits and reports for the years ended December 31, 2009, 2010 and 2011 has not occurred as of the date of this 8-K, Sherb had completed a substantial percentage of the attestation work required. The principal accountant’s reports of Sherb on the financial statements of the Company for the years then ended would have contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern. It is anticipated that the Company’s reports will contain an explanatory paragraph if issued by the successor independent registered public accounting firm, RBSM LLP.

Although no principal accountant’s report has been issued by Sherb during the years ended December 31, 2011, 2010 and 2009 and through the date of this 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the three years ended December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 29, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.

Description of Exhibit

16.1

Letter dated May 29, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHY USA Financial Group, Inc.

Date: May 30, 2013

By: /s/Kenneth J. Yonika

Kenneth J. Yonika, CPA

Chief Financial Officer